***Text Omitted and Filed Separately
CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2

Google Inc.	[Google Logo]	Main 650 253.0000
1600 Amphitheatre Parkway		Fax 650 253.0001
Mountain View, CA 94043		www.googIe.com

November 24, 2010

Via Email and Courier:

Divx, Inc.
c/o Legal Department
4780 Eastgate Mall
San Diego, CA 92121

Re: Renewal of Google Promotion and Distribution Agreement (the “Agreement”)

To whom it may concern:

Per Section 5.1 of the Agreement (effective March 1, 2009), this letter serves as the formal [ ***  ] notice for the renewal of the Agreement beginning on March 1, 2011. During the Renewal Term, all of the terms and conditions of the Agreement will remain intact and in full force going forward.

If you have any questions concerning this written notice, please contact Bill Kilday or Jim Kolotouros as soon as possible.

/s/ Nikesh Arora
Sincerely,	Nikesh Arora
President, Global Sales and
Business Development
Google Inc.

Nikesh Arora
President, Global Sales and Business Development

cc: Legal Department

***CONFIDENTIAL TREATMENT REQUESTED